UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

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T-Mobile US, Inc.

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Your Vote Counts! T-MOBILE US, INC. 2026 Annual Meeting of Stockholders Vote by 11:59 P.M. EDT June 15, 2026 T Mobile T-MOBILE US, INC. ATTN: BROADY HODDER 12920 SE 38TH STREET BELLEVUE, WA 98006 V90675-P50558 You invested in T-MOBILE US, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 16, 2026. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR if you want to receive a paper or e-mail copy of these documents or proxy materials for future stockholder meetings, you must request them. To make your request, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Please make the request as instructed above on or before June 2, 2026 to facilitate timely delivery. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com* Control # Your Vote Counts! T-MOBILE US, INC. 2026 Annual Meeting of StockholdersVote by 11:59 P.M. EDT June 15, 2026 T-MOBILE US, INC.ATTN: BROADY HODDER12920 SE 38TH STREETBELLEVUE, WA 98006 V90675-P50558 You invested in T-MOBILE US, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 16, 2026. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR if you want to receive a paper or e-mail copy of these documents or proxy materials for future stockholder meetings, you must request them. To make your request, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Please make the request as instructed above on or before June 2, 2026 to facilitate timely delivery. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com*Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting June 16, 2026 8:00 A.M. PDT The Annual Meeting will be held solely by means of remote communication, in a virtual only format. To attend the meeting online, please visit www.virtualshareholdermeeting.com/TMUS2026 and be sure to have the control number noted above. *You can also vote by telephone, or by mail by requesting a paper copy of the materials, which will include a proxy card with instructions.

Vote at www.ProxyVote.com THIS IS NOT VOTABLE BALLOT Vote at www.ProxyVote.com This is an overview of the proposals being presented at the Annual Meeting. Please follow the instructions on the reverse side to vote on these important matters Voting Items 1. Election of Directors. Nominees: 01) Marcelo Claure 02) Thomas Dannenfeldt 03) Srikant M. Datar 04) Srinivasan Gopalan 05) Timotheus Höttges 06) Christian P. Illek 07) James J. Kavanaugh 08) Raphael Kübler 09) Thorsten Langheim 10) Dominique Leroy 11) Letitia A. Long 12) G. Michael Sievert 13) Teresa A. Taylor Board Recommends For For For 2. Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for Fiscal Year 2026. 3. Advisory Vote to Approve the Compensation Provided to the Company’s Named Executive Officers for 2025. NOTE: Consider any other business that is properly brought before the Annual Meeting or any continuation, adjournment or postponement of the Annual Meeting. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V90676-P50558